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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation of our report dated February 6, 1997, included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-17241, 33-80329, and 33-80116.

                                                           ARTHUR ANDERSEN LLP


Washington, D.C.
March 27, 1997